UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Important Tax Information
26	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities. While no one can predict the future,we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus Appreciation Fund produced a total return of 21.01%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), was 26.47% for the same period.2

A recession and banking crisis continued to send stock prices lower in early 2009, but a sustained rally in anticipation of an economic recovery more than offset those losses over the remainder of the year.The fund’s return was lower than its benchmark, due to the fund’s focus on blue-chip stocks at a time when lower-quality companies led the rally.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Equity Markets Rebounded Sharply

As 2009 began, a financial crisis had nearly led to the collapse of the global banking system, and rising unemployment, plunging housing prices and depressed consumer confidence had exacerbated the worst economic downturn since the 1930s. These influences drove stock market averages to multi-year lows during the first quarter of the year.

Market sentiment began to improve in early March, as aggressive remedial measures adopted by government and monetary authorities seemed to gain traction. Evidence of economic stabilization later appeared, supporting a sustained market rally through year-end. The rebound was especially robust among more speculative stocks, especially those in economically sensitive industry groups, suggesting to us that bargain hunters were taking advantage of beaten-down stock prices rather than responding to improving fundamentals.

Quality Bias Dampened Relative Performance

The fund participated in the market rally to a significant degree despite generally lagging returns from blue-chip companies. Nonetheless, performance shortfalls relative to the S&P 500 Index were especially pronounced in the information technology sector, the S&P 500 Index’s top performing segment in 2009.The fund maintained underweighted exposure to information technology stocks. In the energy sector, an overweighted position magnified the effects of volatile commodity prices as demand slackened in the recession. Finally, an overweighted position in the consumer staples sector hurt relative performance when traditionally defensive stocks trailed their more aggressive counterparts.

The fund achieved better results in other areas. Most notably, the fund held no stocks in the utilities and telecommunications services sectors, enabling it to avoid relative weakness in those groups. Although the financials sector rebounded from depressed levels in 2009, mildly underweighted exposure to the sector helped bolster the fund’s relative results.Among individual stocks, the fund received strong contributions to performance from electronics innovator Apple, where the success of the iPhone also supported sales of personal computers. Semiconductor giant Intel fared well amid expectations of rising customer demand in the early stages of economic recovery. Beverages producer Coca-Cola gained value due to robust growth in overseas markets.

We made relatively few changes to the fund’s composition in 2009. Medical equipment supplier Becton, Dickinson & Co. was added to the fund as its relatively low-cost products seem likely to survive cost-cutting efforts as the health care industry responds to regulatory reform legislation. Conversely, we sold glass maker Corning due to concerns regarding demand for the glass panels used in flat-screen televisions.

Blue-Chip Companies Poised for a Return to Favor

Although we already have seen some stabilization of the U.S. economy, a number of headwinds remain, including tight credit conditions, high unemployment rates and sluggish consumer spending. Consequently, we believe that investors are likely to turn away from the more speculative stocks that led the rally during most of the year, instead favoring large, financially sound companies with diversified revenue streams from global markets. In our view, the fund’s investment approach may be particularly well suited to such an environment.

January 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3

Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 12/31/99 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 6.06
Ending value (after expenses)	$1,205.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 5.55
Ending value (after expenses)	$1,019.71

† Expenses are equal to the fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—98.8%	Shares	Value ($)
Consumer Discretionary—8.5%
Christian Dior	401,600	41,313,153
McDonald’s	909,600	56,795,424
McGraw-Hill	843,000	28,248,930
News, Cl. A	2,846,708	38,971,433
News, Cl. B	211,000 [a]	3,359,120
Target	592,900	28,678,573
		197,366,633
Consumer Staples—33.5%
Altria Group	2,999,900	58,888,037
Coca-Cola	2,015,800	114,900,600
Estee Lauder, Cl. A	500,500 [a]	24,204,180
Fomento Economico Mexicano, ADR	353,300	16,916,004
Kraft Foods, Cl. A	443,068	12,042,588
Nestle, ADR	2,467,250	119,291,538
PepsiCo	858,700	52,208,960
Philip Morris International	2,999,900	144,565,181
Procter & Gamble	1,766,100	107,078,643
SYSCO	586,500	16,386,810
Wal-Mart Stores	870,900	46,549,605
Walgreen	1,608,000	59,045,760
Whole Foods Market	199,100 [a,b]	5,465,295
		777,543,201
Energy—20.1%
Chevron	1,052,000	80,993,480
ConocoPhillips	1,152,200	58,842,854
Exxon Mobil	1,925,698	131,313,347
Halliburton	832,300	25,043,907
Occidental Petroleum	779,400	63,404,190
Peabody Energy	154,500	6,984,945
Royal Dutch Shell, ADR	558,300	33,559,413
Total, ADR	928,800	59,480,352
Transocean	97,348 [b]	8,060,414
		467,682,902
Financial—5.8%
Bank of America	1,323,150	19,926,639
Berkshire Hathaway, Cl. A	357 [b]	35,414,400

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
HSBC Holdings, ADR	808,066 [a]	46,132,488
JPMorgan Chase & Co.	825,800	34,411,086
		135,884,613
Health Care—11.6%
Abbott Laboratories	1,088,700	58,778,913
Becton, Dickinson & Co.	75,000	5,914,500
Intuitive Surgical	26,800 [a,b]	8,128,976
Johnson & Johnson	1,625,200	104,679,132
Medtronic	353,300	15,538,134
Merck & Co.	422,100	15,423,534
Novo Nordisk, ADR	326,800	20,866,180
Roche Holding, ADR	959,100 [a]	40,474,020
		269,803,389
Industrial—4.7%
Caterpillar	420,200 [a]	23,947,198
General Dynamics	135,100	9,209,767
General Electric	2,472,800	37,413,464
McDermott International	225,500 [b]	5,414,255
United Technologies	488,600	33,913,726
		109,898,410
Information Technology—12.0%
Apple	334,000 [b]	70,427,240
Automatic Data Processing	591,200	25,315,184
Cisco Systems	1,197,100 [b]	28,658,574
Intel	3,809,900	77,721,960
Microsoft	1,069,200	32,599,908
QUALCOMM	381,700	17,657,442
Texas Instruments	1,013,800	26,419,628
		278,799,936
Materials—2.6%
Freeport-McMoRan Copper & Gold	205,700	16,515,653
Praxair	485,500	38,990,505
Rio Tinto, ADR	18,600	4,006,254
		59,512,412
Total Common Stocks
(cost $1,579,145,466)		2,296,491,496

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Other Investment—.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $21,713,000)	21,713,000 [c]	21,713,000

Investment of Cash Collateral
for Securities Loaned—2.3%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $53,382,100)	53,382,100 [c]	53,382,100

Total Investments (cost $1,654,240,566)	102.0%	2,371,586,596
Liabilities, Less Cash and Receivables	(2.0%)	(48,064,211)
Net Assets	100.0%	2,323,522,385

ADR—American Depository Receipts
a Security, or portion thereof, on loan. At December 31, 2009, the total market value of the fund’s securities on loan is
$51,720,627 and the total market value of the collateral held by the fund is $53,382,100.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	33.5	Financial	5.8
Energy	20.1	Industrial	4.7
Information Technology	12.0	Money Market Investments	3.2
Health Care	11.6	Materials	2.6
Consumer Discretionary	8.5		102.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $51,720,627)—Note 1(c):
Unaffiliated issuers	1,579,145,466	2,296,491,496
Affiliated issuers	75,095,100	75,095,100
Cash		2,568,285
Dividends receivable		4,883,809
Receivable for shares of Common Stock subscribed		2,300,150
Prepaid expenses		43,898
		2,381,382,738
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,502,940
Due to Fayez Sarofim & Co.		430,259
Liability for securities on loan—Note 1(c)		53,382,100
Payable for shares of Common Stock redeemed		1,635,420
Accrued expenses		909,634
		57,860,353
Net Assets ($)		2,323,522,385
Composition of Net Assets ($):
Paid-in capital		1,682,539,198
Accumulated undistributed investment income—net		650,576
Accumulated net realized gain (loss) on investments		(77,013,419)
Accumulated net unrealized appreciation
(depreciation) on investments		717,346,030
Net Assets ($)		2,323,522,385
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		69,309,693
Net Asset Value, offering and redemption price per share ($)		33.52

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $1,784,202 foreign taxes withheld at source):
Unaffiliated issuers	66,053,590
Affiliated issuers	53,232
Income from securities lending—Note 1(c)	655,310
Total Income	66,762,132
Expenses:
Investment advisory fee—Note 3(a)	6,703,150
Sub-Investment advisory fee—Note 3(a)	5,457,188
Shareholder servicing costs—Note 3(b)	11,071,219
Prospectus and shareholders’ reports	262,340
Custodian fees—Note 3(b)	165,455
Directors’ fees and expenses—Note 3(c)	98,020
Registration fees	90,130
Professional fees	86,145
Loan commitment fees—Note 2	46,485
Interest expense—Note 2	1,224
Miscellaneous	72,057
Total Expenses	24,053,413
Less—reduction in fees due to earnings credits—Note 1(c)	(337,897)
Net Expenses	23,715,516
Investment Income—Net	43,046,616
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(27,964,171)
Net unrealized appreciation (depreciation) on investments	384,659,568
Net Realized and Unrealized Gain (Loss) on Investments	356,695,397
Net Increase in Net Assets Resulting from Operations	399,742,013

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	43,046,616	59,533,683
Net realized gain (loss) on investments	(27,964,171)	80,360,634
Net unrealized appreciation
(depreciation) on investments	384,659,568	(1,470,667,591)
Net Increase (Decrease) in Net Assets
Resulting from Operations	399,742,013	(1,330,773,274)
Dividends to Shareholders from ($):
Investment income—net	(44,041,212)	(59,887,458)
Net realized gain on investments	—	(101,951,086)
Total Dividends	(44,041,212)	(161,838,544)
Capital Stock Transactions ($):
Net proceeds from shares sold	582,734,627	931,035,742
Dividends reinvested	41,617,109	152,431,569
Cost of shares redeemed	(1,127,766,369)	(1,466,395,542)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(503,414,633)	(382,928,231)
Total Increase (Decrease) in Net Assets	(147,713,832)	(1,875,540,049)
Net Assets ($):
Beginning of Period	2,471,236,217	4,346,776,266
End of Period	2,323,522,385	2,471,236,217
Undistributed investment income—net	650,576	1,632,312
Capital Share Transactions (Shares):
Shares sold	20,734,886	24,458,995
Shares issued for dividends reinvested	1,244,526	5,532,768
Shares redeemed	(40,199,197)	(39,713,624)
Net Increase (Decrease) in Shares Outstanding	(18,219,785)	(9,721,861)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	28.23	44.70	43.78	39.75	38.69
Investment Operations:
Investment income—net[a]	.56	.64	.62	.61	.53
Net realized and unrealized gain
(loss) on investments	5.37	(15.16)	2.24	5.83	1.07
Total from Investment Operations	5.93	(14.52)	2.86	6.44	1.60
Distributions:
Dividends from investment
income—net	(.64)	(.72)	(.64)	(.62)	(.54)
Dividends from net realized
gain on investments	—	(1.23)	(1.30)	(1.79)	—
Total Distributions	(.64)	(1.95)	(1.94)	(2.41)	(.54)
Net asset value, end of period	33.52	28.23	44.70	43.78	39.75
Total Return (%)	21.01	(32.37)	6.54	16.26	4.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	.97	.95	.95	.92
Ratio of net expenses
to average net assets	1.07	.96	.95	.95	.92
Ratio of net investment income
to average net assets	1.95	1.65	1.37	1.45	1.35
Portfolio Turnover Rate	.92	6.98	7.35	1.00	6.81
Net Assets, end of period
($ x 1,000)	2,323,522	2,471,236	4,346,776	4,382,198	4,462,452

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,914,452,094	—	—	1,914,452,094
Equity Securities—
Foreign†	382,039,402	—	—	382,039,402
Mutual Funds	75,095,100	—	—	75,095,100
† See Statement of Investments for industry classification.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either invested in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009,The Bank of New York Mellon earned $280,847 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $650,576, accumulated capital losses $76,943,871 and unrealized appreciation $717,346,030. In addition, the fund had $69,548 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $44,041,212 and $60,573,158 and long-term capital gains $0 and $101,265,386, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, the fund increased accumulated undistributed investment income-net by $12,860 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009, was approximately $79,900, with a related weighted average annualized interest rate of 1.53%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Effective August 3, 2009, fees payable by the fund pursuant to the provisions of an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

Prior to August 3, 2009, monthly fees payable by the fund to Dreyfus and Sarofim were computed on the value of the fund’s average daily net assets at the following rates:

Average Net Assets	Dreyfus	Sarofim
0 up to $25 million	.44%	.11%
$25 million up to $75 million	.37%	.18%
$75 million up to $200 million	.33%	.22%
$200 million up to $300 million	.29%	.26%
In excess of $300 million	.275%	.275%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2009, the fund was charged $5,517,956 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31,2009,the fund was charged $1,909,254 pur-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

suant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $337,897 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $165,455 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $657,752, shareholder services plan fees $494,551, custodian fees $39,101, chief compliance officer fees $5,011 and transfer agency per account fees $306,525.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $19,979,455 and $533,778,199, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

At December 31, 2009, the cost of investments for federal income tax purposes was $1,654,240,566; accordingly, accumulated net unrealized appreciation on investments was $717,346,030, consisting of $832,988,972 gross unrealized appreciation and $115,642,942 gross unrealized depreciation.

NOTE 5—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 25, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $44,041,212 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 21, 2009, the Board considered the amendment, and re-approval for an annual period, of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement,” and, together with the Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co. (“Sarofim & Co.”), provides day-to-day management of the fund’s investments subject to the Manager’s over-sight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. Dreyfus representatives stated, and the Board considered, that Sarofim & Co. subject to the Manager’s supervision, would continue to provide the day-to-day management of the fund’s investments in accordance with the fund’s investment objective, policies and limitations as set forth in the fund’s prospectus and statement of additional information; the Manager would continue to supervise Sarofim & Co. in its sub-investment advisory role for the fund; Dreyfus does not believe that the proposed amendments to the Management Agreement and Sub-Investment Advisory Agreement would have any adverse impact on the scope or quality of the services provided to the fund by the Manager or Sarofim & Co.; and the proposed amendments also would not result in any change to the investment management of the fund.

The Manager’s representatives also reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements,and the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered Sarofim & Co.’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and Sarofim & Co.’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected and provided by Lipper,Inc.(“Lipper”),an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009 and noted that

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the fund’s total return performance was above the Performance Group median for each reported time period except the four- and ten-year peri-ods,when it was below the median,and above the Performance Universe median for each reported time period. The Board members discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the S&P 500 Index (the “Index”) for the prior ten years, and noted that the fund outperformed the Index in six of the past ten calendar years, including calendar years 2006, 2007 and 2008.

The Board members also discussed the fund’s contractual and actual management fee and total expense ratio as compared to a comparable group of funds (the “Expense Group”) that was composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted that the fund’s contractual management fee was below the Expense Group median, and that the fund’s actual management fee was below the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was above the Expense Group median and below the Expense Universe median. The Board considered that the amendment to the Management Agreement and to the Sub-Investment Advisory Agreement would not change the aggregate management fees paid by the fund or the fund’s expense ratio.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager, Sarofim & Co. or their affiliates by mutual funds managed by the Manager, Sarofim & Co. or their affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”). The Board members also reviewed the fees paid by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the

Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in management of the Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee paid to Sarofim & Co. under the amendment to the Sub-Investment Advisory Agreement in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit and the dollar amount of expenses allocated and profit received by Sarofim & Co. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.

The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the amendment to the

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Management Agreement and Sub-Investment Advisory Agreement, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and Sarofim & Co. and their affiliates from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s and Sarofim & Co.’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement and Sub-Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by the Manager and Sarofim & Co., respectively, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager or Sarofim & Co. may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager or Sarofim & Co.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment and continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Sarofim & Co. to the fund are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fees to be paid by the fund to the Manager and Sarofim & Co., were reasonable in light of the consid- erations described above.

  The Board determined that the economies of scale which may accrue to the Manager or Sarofim & Co. and their affiliates in connection with the management of the fund had been adequately considered by the Manager and Sarofim & Co. in connection with the advisory fee rates charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that amendment and re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 31

Diane Dunst (70)
Board Member (2006)

Principal Occupation During Past 5 Years:
- President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 22

Ernest Kafka (77)
Board Member (1981)

Principal Occupation During Past 5 Years:
- Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
- Instructor, The New York Psychoanalytic Institute (1981-present)

No. of Portfolios for which Board Member Serves: 22

Nathan Leventhal (66)
Board Member (1989)

Principal Occupation During Past 5 Years:
- Commissioner, NYC Planning Commission (March 2007-present)
- Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:
- Movado Group, Inc., Director
- Mayor's Committee on Appointments, Chairman

No. of Portfolios for which Board Member Serves: 48

Warren B. Rudman (79)
Board Member (2006)

Principal Occupation During Past 5 Years:
- Co-Chairman, Stonebridge International LLC
- Of Counsel to (from January 1993 to December 2003, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP

Other Board Memberships and Affiliations:
- Boston Scientific, Director
- D.B. Zwirn & Co., Vice Chairman of the International Advisory Board

No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,772 in 2008 and $34,449 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in
2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,104 in 2008 and $3,651 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,667 in 2008 and $742 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

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Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's

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management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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